Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Armada Oil, Inc.

San Juan Capistrano, CA

We have audited the accompanying balance sheet of Armada Oil, Inc. (the “Company”) as of March 29, 2012, and the related statement of expenses, stockholders’ equity, and cash flows for the period from January 19, 2012 (Inception) through March 29, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Armada Oil, Inc. as of March 29, 2012 and the results of its operations and its cash flows for the period from January 19, 2012 (Inception) through March 29, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has an inadequate cash balance to pay for anticipated expenses. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MaloneBailey, LLP
www.malonebailey.com
Houston, Texas
May 10, 2012

ARMADA OIL, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

BALANCE SHEET

March 29, 2012

ASSETS

Current Assets:
Cash	$378,436
Oil and gas property, accounted for using the full cost method
Unevaluated property - Interests in leasehold estates	900,000

TOTAL ASSETS	$1,278,436

LIABILITITES and SHAREHOLDERS' EQUITY

Current Liabilities:
Accounts Payable	$11,618

Shareholders' Equity
Common stock, par value $0.001 per share, 10,000,000 shares authorized, 8,870,000 shares issued and outstanding	8,870
Paid-in capital	1,282,933
Accumulated deficit during development stage	(24,985)
Total shareholders' equity	1,266,818

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,278,436

(The accompanying notes are an integral part of these financial statements.)

ARMADA OIL, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENT OF EXPENSES

Period from January 19, 2012 (Inception) to March 29, 2012

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES
Legal and professional	$22,442
Other	2,543

Total Selling, General and Administrative Expenses	24,985

NET LOSS	$24,985

(The accompanying notes are an integral part of these financial statements.)

ARMADA OIL, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENT OF STOCKHOLDERS' EQUITY

Period from January 19, 2012 (Inception) to March 29, 2012

					Total
			Additional		Accumulated
	Common Stock		Paid In		Shareholder’s
	Number	Amount	Capital	Deficit	Equity

Balance at Inception	-	$-	$-	$-	$-

Net Loss	-	$-	$-	$(24,985)	$(24,985)
Issuance of common shares for cash	8,870,000	8,870	1,282,933	-	1,291,803

Balance at March 29, 2012	8,870,000	$8,870	$1,282,933	$(24,985)	$1,266,818

(The accompanying notes are an integral part of these financial statements.)

ARMADA OIL, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENT OF CASH FLOW

Period from January 19, 2012 (Inception) to March 29, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(24,985)
ADJUSTMENTS TO RECONCILE CHANGE IN NET ASSETS TO NET CASH FLOWS USED FOR OPERATING ACTIVITIES:

Change in Accounts payable	11,618
NET CASH USED IN OPERATING ACTIVITIES	(13,367)

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of leasehold estate	(900,000)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from common stock issuances	1,291,803

NET INCREASE IN CASH AND EQUIVALENTS	378,436

CASH AND CASH EQUIVALENTS, Beginning of Period	-

CASH AND CASH EQUIVALENTS, End of Period	$378,436

(The accompanying notes are an integral part of these financial statements.)

ARMADA OIL INC.

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Company was incorporated under the laws of the State of Nevada on January 19, 2012, and operates as a C corporation. Armada Oil, Inc. (the “Company” or “Armada”) is an independent energy company planning to engage in the exploration and production of shale oil through the development of a multiple objective oil and gas exploration project located in Southern Wyoming. Armada holds interests in Carbon County, Wyoming that includes a 25,000+ acre Niobrara and Casper formation project near existing infrastructure including oil and natural gas pipelines, oil refineries, and gas processing plants as well as various productive oil and natural gas fields.

Armada’s business strategy, which is designated the “Overland Trail Project,” is to identify and exploit resources of potential sandstone reservoirs in the Upper and Lower parts of the Permian-Pennsylvanian age Casper and Niobrara Formations. High resistivity development in the 1st, 2nd, and 3rd Niobrara Chalks, as well as overlying and underlying high organic content marls, has been noted in the dozen or so logged wells that have penetrated the Niobrara. Hydrocarbon shows were recorded from wells drilled on Simpson Ridge Anticline on the west end and the Chapman Draw area on the north end of the project area. 140+ miles of 1980’s vintage 2D CDP seismic lines attest to the conformity of the Niobrara reflections that are present between thrust faults and away from well control points.

Under the Purchase and Option Agreement between Armada Oil, Inc. and TR Energy Inc., for a purchase price of $900,000, Armada has purchased 1,280 acres, engineering data, 2D seismic and has an option to purchase the remaining 23,700 acres the right to by March 31, 2013. The Company must drill a vertical test well by August 1, 2012 to test the Niobrara and Casper formations at a depth of 9,500 feet. Should any delays arise in fulfilling the drilling obligations beyond the control of Armada (such a permitting, weather, environmental, etc.) TR agrees to extend the due dates to a mutual agreement with Armada. Any assignment of land in the Area of Mutual Interest shall be made subject to all royalties, overriding royalties, production payments or other burdens against the unit acreage shall not exceed 25%. On any farmin acreage within the Area of Mutual Interest, TR shall receive a 1% overriding royalty interest.

The Company has a calendar year end for reporting purposes.

Basis of Presentation

The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Development Stage Company

The Company is in the development stage as more fully defined in FASB ASC 915-15. The Company is in the business of exploration and production of oil and gas properties.

In a development stage company, management devotes most of its activities to preparing the business for operations. Planned principal activities have not yet begun.

Cash and Cash Equivalents

The Company maintains cash and cash equivalents in bank deposit accounts and money market funds that may not be federally insured. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on such accounts. The Company defines cash and cash equivalents to include cash on hand, cash in bank accounts and highly liquid investments with original maturities of three months or less.

Oil and natural gas properties

The Company uses the full cost method of accounting for its oil and natural gas properties. Under this method, all acquisition, exploration and development costs, including certain related employee costs, incurred for the purpose of finding oil and natural gas are capitalized and amortized on a composite units of production method based on proved oil and natural gas reserves. Such amounts include the cost of drilling and equipping productive wells, dry hole costs, lease acquisition costs, delay rentals and other costs related to such activities. Costs, including related employee costs, associated with production and general corporate activities are expensed in the period incurred. Sales of oil and natural gas properties, whether or not being amortized currently, are accounted for as adjustments of capitalized costs, with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and natural gas.

Costs associated with unevaluated properties are capitalized as oil and natural gas properties but are excluded from the amortization base during the evaluation period. When we determine whether the property has proved recoverable reserves or not, or if there is an impairment, the costs are transferred into the amortization base and thereby become subject to amortization.

We assess all items classified as unevaluated property on at least an annual basis for inclusion in the amortization base. We assess properties on an individual basis or as a group if properties are individually insignificant. The assessment includes consideration of the following factors, among others: intent to drill; remaining lease term; geological and geophysical evaluations; drilling results and activity; the assignment of proved reserves; and the economic viability of development if proved reserves are assigned. During any period in which these factors indicate that there would be impairment, or if proved reserves are assigned to a property, the cumulative costs incurred to date for such property are transferred to the amortizable base and are then subject to amortization.

The net book value of all evaluated capitalized oil and natural gas properties within a cost center, less related deferred income taxes, is subject to a full cost ceiling limitation which is calculated quarterly. Under the ceiling limitation, costs may not exceed an aggregate of the present value of future net revenues attributable to proved oil and natural gas reserves discounted at 10 percent using current prices, plus the lower of cost or market value of unproved properties included in the amortization base, plus the cost of unevaluated properties, less any associated tax effects. Any excess of the net book value, less related deferred tax benefits, over the ceiling is written off as expense. Impairment expense recorded in one period may not be reversed in a subsequent period even though higher oil and gas prices may have increased the ceiling applicable to the subsequent period.

All of the Company’s oil and gas property was classified as unevaluated as of March 29, 2012.

Environmental

The Company is subject to extensive federal, state and local environmental laws and regulations. These laws, which are often changing, regulate the discharge of materials into the environment and may require the Company to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a non-capital nature are recorded when environmental assessment or remediation is probable and the costs can be reasonably estimated. Such liabilities are generally undiscounted unless the timing of cash payments is fixed and readily determinable. Management believes no materially significant liabilities of this nature existed at March 29, 2012.

Use of Estimates

The preparation of the accompanying financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions about future events. These estimates and the underlying assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates are reasonable, actual results could differ from these estimates.

Revenue Recognition

Oil and natural gas revenues are recorded using the sales method. Under this method, the Company recognizes revenues based on actual volumes of oil and natural gas sold to purchasers. The Company and other joint interest owners may sell more or less than their entitlement share of the volumes produced. Under the sales method, when a working interest owner has overproduced in excess of its share of remaining estimated reserves, the overproduced party recognizes the excessive gas imbalance as a liability. If the underproduced working interest owner determines that an overproduced partner's share of remaining net reserves is insufficient to settle the imbalance, the underproduced owner recognizes a receivable, net of any allowance from the overproduced working interest owner.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating losses and tax credit carry-forwards.

NOTE 2 - GOING CONCERN

The Company’s financial statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business for the foreseeable future.

Management’s plans for continued existence include selling additional stock or borrowing additional funds to pay overhead expenses while current marketing efforts continue to raise its prospects of future sales. The Company will consult with Investment Bankers to explore equity and debt financing as a viable future funding option as capital as needed. In addition, the Company’s small core group of initial accredited shareholders possesses the vested interest and financial ability to provide additional future financial support.

NOTE 3 - SALES OF COMMON STOCK

During the period from inception to March 29, 2012, the Company issued 8,870,000 common shares for a total amount of $1,291,803. The Company also issued 2,520,000 Series A warrants and 2,520,000 Series B Warrants. The Series A warrants have a term of 5 years and a strike price of $2.00. The Series B Warrants have a term of 5 years and a strike price of $3.00. These warrants have a weighted average exercise price of $2.50 and a weighted average remaining contractual life of 4.92 years at March 29, 2012.

NOTE 4 – SUBSEQUENT EVENTS

On March 30, 2012, NDB Energy, Inc. (the “NDB”) completed the acquisition of Armada through a share exchange agreement. Pursuant to the share exchange agreement the Armada stockholders sold all of the issued and outstanding shares of Armada’s common stock and all outstanding stock purchase warrants in return for 8,870,000 shares of NDB’s common stock, 2,520,000 NDB Series B Warrants with a term of 5 years and a strike price of $2.00 and 2,520,000 NDB Series C Warrants with a term of 7 years and a strike price of $3.00. Armada is now a wholly-owned subsidiary of NDB.